                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                           Reported) March 10, 1998

        CHEVY CHASE BANK, F.S.B., (as seller under the Pooling and Servicing Agreement, dated as of March 1, 1998, providing for the issuance of Chevy Chase Auto Receivables Trust 1998-1, ____% Auto Receivables Backed Certificates).



                           Chevy Chase Bank, F.S.B.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


            Delaware                   333-21707           52-0897004
-------------------------------       ------------     -------------------
(State or Other Jurisdiction of       (Commission      (I.R.S. Employer
 Incorporation)                       File Number)     Identification No.)


8401 Connecticut Ave.
Chevy Chase, Maryland                               20815
-------------------------------                   ----------
(Address of Principal Executive                   (Zip Code)
 Offices)


Registrant's telephone number, including area code    (301) 986-7000
                                                      --------------

Item 5.     Other Events
-------     ------------

  In connection with the offering of ____% Auto Receivables Backed Certificates, of which Chevy Chase Auto Receivables Trust 1998-1 is the issuer as described in a preliminary Prospectus Supplement dated as of March 10, 1998 to the Prospectus dated as of September 17, 1997, certain agreements were executed in connection with the issuance of the certificates on March 20, 1998.


Item 7.     Financial  Statements, Pro Forma Financial Information and Exhibits.
--------    --------------------------------------------------------------------
            (a)        Not applicable.

            (b)        Not applicable.

            (c)        Exhibits:

            Opinions re legality
            --------------------

                        5.5. Opinion of Dewey Ballantine LLP re legality, including consent of Dewy Ballantine LLP

            Opinion re tax matters
            -----------------------------------------------

                        8.3. Opinion of Dewey Ballantine LLP re tax matters, including consent of Dewey Ballantine LLP

            Consents of Experts and Counsel
            -----------------------------------------------

                        23.4. Consent of Coopers & Lybrand LLP.

                        23.5 Consent of Dewy Ballantine LLP (included in
                        Exhibits 5.5 and 8.3)

                              SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                CHEVY CHASE BANK, F.S.B.


                                By:/s/Mark Holles
                                -----------------------
                                  Name: Mark Holles
                                  Title: Vice President

Dated:  March 11, 1998

                              Exhibit Index
                              -------------



Exhibit                                                                 Page
-------                                                                 ----


5.5.     Opinion of Dewey Ballantine LLP re legality.

8.3.     Opinion of Dewey Ballantine LLP re tax matters

23.4.    Consent of Coopers and Lybrand LLP